UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On September 4, 2026, the board of directors (the “Board”) of Shutterstock, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), appointed Timothy Adams, Matthew Salzberg, and Michael Thompson to the Board (each a “New Director” and collectively, the “New Directors”), effective as of September 8, 2026. Mr. Adams and Mr. Salzberg were appointed as Class II directors of the Company, with terms expiring at the Company’s 2026 annual meeting of stockholders and Mr. Thompson was appointed as a Class III director of the Company, with a term expiring at the Company’s 2027 annual meeting of stockholders. The New Directors were not appointed to any committee of the Board at this time.

The Board determined that each New Director qualifies as independent under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of the New York Stock Exchange (the “NYSE”).

Timothy Adams is the Chief Financial Officer of Validity Inc., an AI powered email marketing company, since January 2026. Prior to joining Validity, Mr. Adams served as the Chief Financial Officer of Rapid7, Inc., a cybersecurity company, from January 2022 to November 2025. Prior to joining Rapid7, Mr. Adams served as the Chief Financial Officer of BitSight Technologies, Inc., a cybersecurity ratings company, from April 2020 to December 2021. Mr. Adams has served as a member of the board of directors, the nominating and corporate governance committee and the chair of the audit committee of Model N, a public revenue management solutions company, from December 2016 to June 2024. Mr. Adams is currently a member of the Board of the Murray State University Foundation. Mr. Adams began his career in public accounting at PricewaterhouseCoopers LLP, formerly Price Waterhouse.

Mr. Adams holds a B.S. in accounting from Murray State University and an M.B.A. from Boston University.

Matthew Salzberg is a CEO, investor, and founder focused on building and scaling technology-enabled businesses. Since February 2022, Mr. Salzberg has served as co-founder and Chairman of Unlimited, an alternative investment manager offering publicly traded ETFs and private investment funds. He is also the co-founder of Embark Veterinary, a leading canine genetics company, where he has served as a director since July 2015, and the co-founder and director of Coldcart, a software company focused on perishable logistics, since June 2021. From July 2019 to September 2024, Mr. Salzberg served as the founder and Managing Partner of Material, a venture capital firm.

In 2011, Mr. Salzberg founded Blue Apron, the meal kit pioneer, and served as Chief Executive Officer for its first six years, from December 2011 to November 2017, overseeing the company's growth from idea to category-leading public company. During that time, Blue Apron became a nationally recognizable consumer brand serving millions of customers. Mr. Salzberg led the company's initial public offering in June 2017 and served as CEO as the business scaled to approximately $910 million in LTM revenue and more than 5,000 employees. He served, first as Executive Chairman, then as Chairman of the Board of Blue Apron Holdings, Inc. from November 2017 to September 2021.

From September 2023 to September 2025, Mr. Salzberg served as Chief Executive Officer of Ambr Group, a portfolio of e-commerce brands, where he was brought in to lead a restructuring of the organization. Earlier in his career, Mr. Salzberg worked as a Senior Associate at Bessemer Venture Partners, a venture capital firm, and as an analyst at The Blackstone Group, a private equity and asset management firm.

Mr. Salzberg holds an A.B. in Economics, summa cum laude, from Harvard College and an M.B.A. from Harvard Business School.

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Michael Thompson has served as Managing Partner of Reinvent Capital, a private investment fund focused on technology companies, since 2017. Previously, he founded and served as Managing Partner of BHR Capital, a New York-based hedge fund, from 2009 to 2016. He serves on the Board of Directors of American Banknote Corporation (since 2017), Joby Aviation (since 2024) and Oklo Inc. (since 2025), and has been an advisor to Xona Space Systems since 2025. Throughout his career, he has advised and served on the boards of numerous innovative technology companies, with a focus on aerospace, advanced energy and emerging technologies with a focus on AI applications in the physical world.

Mr. Thompson holds a Bachelor of Business Administration in International Finance from the Honors Program at the University of Georgia.

In connection with their appointment to the Board, the New Directors will receive the same compensation as the Company’s other non-employee directors, as described in the Amendment No. 1 to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 24, 2026.

There is no understanding or arrangement between a New Director and any other person pursuant to which they were selected as a director. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of the Regulation S-K.

In addition, the Company will enter into indemnification agreements with the New Directors, the form of which is attached as Exhibit 10.1 to Amendment No. 3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-181376), filed with the SEC on August 30, 2012.

Item 7.01
Regulation FD Disclosure.

A copy of the press release announcing the appointment of Messrs. Adams, Salzberg and Thompson to the Board is furnished as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description

99.1	Press release dated September 8, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: September 8, 2026	By:	/s/ Colleen M. Kearney
Colleen M. Kearney
General Counsel